SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): August 21, 2000

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States      333-59845-01 	 36-7282500
 (State or Other    (Commission File	(I.R.S Employer
  Jurisdiction of    Number)		 Identification
  Incorporation				 Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated August 21, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date August 21, 2000.
		    Principal		Interest	  Ending Balance
Cede & Co.	$ 5,412,923.57      $ 2,579,695.23 	$  415,800,013.47


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated August 21, 2000
Statement to Certificateholders (Page 1 of 2)

Distribution Date:						8/21/00

		INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
		(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

	A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

		Investor Certificate Interest Distributed		 5.159390
		Investor Certificate Interest Shortfall Distributed	 0.000000
		Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

		Managed Amortization Period ? (Yes=1; No=0)		 1
		Investors Certificate Principal Distributed		 10.825847
		  Principal Distribution Amount				 10.535159
		     Maximum Principal Payment				 30.552357
		     Alternative Principal Payment			 10.535159
		     Principal Collections less Additional Balances      10.535159
		  Investor Loss Amount Distributed to Investors		  0.263691
		  Accelerated Principal Distribution Amount		  0.026997
		  Credit Enhancement Draw Amount			  0.00

		Total Amount Distributed to Certificateholders (P & I)   15.985238

	B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

		Beginning Investor Certificate Balance	              421,212,937.05
		Ending Investor Certificate Balance		      415,800,013.47
		Beginning Invested Amount			      428,890,710.27
		Ending Invested Amount				      423,491,285.26
		Investor Certificateholder Floating Allocation Percentage 97.6818%
		Pool Factor					      0.831600
		Liquidation Loss Amount for Liquidated Loans	      134,974.30
		Unreimbursed Liquidation Loss Amount		      0.00

	C.	POOL INFORMATION

		Beginning Pool Balance				      439,069,229.99
		Ending Pool Balance				      433,666,676.00
		Servicing Fee					      182,945.51

	D.	INVESTOR CERTIFICATE RATE

		Investor Certificate Rate			      6.890000%
		LIBOR Rate					      6.630000%
		Maximum Rate					      9.720027%

	E.	DELINQUENCY & REO STATUS

		Delinquent 30-59 days
		    No. of Accounts				      129
		   Trust Balances				      3,928,938.00
		Delinquent 60-89 days
		    No. of Accounts				      39
		   Trust Balances				      1,091,059.00
		Delinquent 90+ days
		    No. of Accounts				      37
		   Trust Balances				      1,252,980.00
		Delinquent 9+ Months
		    No. of Accounts				      0
		   Trust Balances				      0.00
		REO
		    No. of Accounts				      0
		   Trust Balances				      0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:						8/21/00

		IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 16th day of August, 2000


		Bank One, N.A.  as Servicer


		    __/s/_Tracie Klein______

	       		Tracie Klein
	       		First Vice President

	Distribution List:

	"   Keith Richardson - Bank One, N.A."



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By:	__/s/_Keith Richardson______
Name:	Keith Richardson
Dated September 25, 2000